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                                                                    EXHIBIT 10.9

                                  OFFICE LEASE

                             BASIC LEASE PROVISIONS


BUILDING AND ADDRESS:

St. Regis Office Center
1919 South Highland Avenue
Lombard, Illinois 60148

LANDLORD AND ADDRESS:

LaSalle National Bank, not personally, but as Trustee under Trust Agreement dated September 1, 1977 and known as Trust member 53107
c/o Anvan Realty & Management Company
Managing Agent for Beneficiary of LaSalle Trust 53107
1919 South Highland Avenue, Suite 230-A
Lombard, Illinois 60148

TENANT AND ADDRESS:

VASCO - Value Added Systems Corp., an Illinois corporation
240 East Lake Street, Suite 200
Addison, Illinois 60101
Attention:  Mr. Kendall Hunt, President

DEMISED PREMISES AND BUILDING NO. : 118-C (Per Exhibit A)

DATE OF LEASE:      7/22/85

LEASE TERM:

Five years; provided, however, that Tenant shall have the option to terminate the Lease Term effective as of any date after July 31, 1988 (the effective date of termination is hereinafter referred to as the :Effective Date"), which option shall be exercisable by Tenant by delivering to Landlord, not less than six months prior to the Effective Date:

(1) a written notice of Tenant's election to terminate specifying the Effective Date of termination; and

(2) (a) the payment of $30,232.50 if the Effective Date is on or prior to July 31, 1989, or

     (b) the payment of $20,155.00 if the Effective Date is on or after August 1, 1989.

COMMENCEMENT DATE OF LEASE TERM:  August 1, 1985

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EXPIRATION DATE OF LEASE TERM:  July 31, 1990

BASE RENT:    (Subject to Adjustments as hereinafter provided) :

$60,465 for each of the first five (5) years of the Lease Term, ($15.00 per square foot per annum) payable in installments of $5,038.75 each calendar month thereof starting on the Commencement Date. Base Rent for the first twelve calendar months of the Lease Term (August, 1985 through July, 1986) shall be abated by Landlord; provided, however, that, except for aid twelve month Base Rent abatement, Tenant shall be required to pay to Landlord any and all other amounts which Tenant is obligated to pay to Landlord under the terms of this Lease including amounts accrued and/or due and owing during the first twelve months of the Lease Term.

ELECTRICITY ALLOCATION: In addition to the Base Rent, is the amount of $1.28 per square foot per annum ($429.97 per month), which Landlord has allocated for furnishing lighting and incidental electricity to the Demised Premises pursuant to the provisions of Section 3(b) hereof.

TENANT'S PROPORTION (for purposes of Section 2): 2.815% (it being understood that the Rentable Area of the Building is 143,197 square feet and the Rentable Area of the Demised Premises is 4031 square feet.

SECURITY DEPOSIT:  See paragraph 23

BROKER(S) & ADDRESS(ES):

Frain, Camins & Swartchild
179 West Washington
Suite 505
Chicago, Illinois 60602

Each reference in this Lease to any of the Basic Lease Provisions set forth above shall be deemed and construed to incorporate all of the terms provided under such Basic Lease Provision.

The following exhibits attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease to the same extent as if set out in full herein:

EXHIBIT A - Plan of Demised Premises
EXHIBIT B - Legal Description of Real Property

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1.   LEASE OF PREMISES:  BASE RENT.  Landlord hereby leases to Tenant, and
     Tenant accepts the Demised Premises for the Lease Term, unless sooner general offices and no other purpose, subject to the agreements herein contained. Tenant shall pay the Base Rent to Landlord at its address set forth above, in equal monthly installments in advance on or before the first day of each month of the Lease Term, except as hereinabove provided. All such Rent shall be paid without any set off, counterclaim or deduction whatsoever. Unpaid Rent shall bear interest at the rate set forth in Section 24(f) from the date due until paid. Time is of the essence of this Lease. Tenant agrees to do and perform each and every covenant, agreement and obligation to be performed by Tenant hereunder.
     If the Lease Term terminates other than on the last day of any calendar month, the Base Rent for such month shall be appropriately prorated on a per diem bases.

2. BASE RENT ADJUSTMENT. The Base Rent shall be adjusted "Rent Adjustment") in accordance with the provisions of this Section 2.

     A. "Rentable Area of the Demised Premises", as used herein, shall be computed by measuring from the inside edge of the exterior glass walls to the office side of corridors and/or other permanent partitions, and to the center of partitions that separate the Demised Premises from adjoining rentable areas and shall include a proportionate share of lobby, public corridors, public toilets, vending areas, air conditioning rooms, fan rooms, janitors' closets, electrical closets and telephone closets on each floor, but shall not include stairs, elevator shafts, flues, stacks, pipe shafts and vertical ducts with their enclosing walls. "Rentable Area of the Building", as used herein, shall be the sum of rentable areas on all office floors. The rentable area of each floor shall be computed by measuring to the inside finish of exterior glass walls, and shall include all the area within the exterior glass walls, but not including stairs (except for stairs specially designed for the use of a particular tenant), elevator shafts, flues, stacks, pipe shafts and vertical ducts with their enclosing walls. In computing rentable area, no deduction shall be made for columns and projections necessary to the Building.

     B. "Base Year", as used herein, shall be the twelve-month period commencing January 1st, 1985 and ending on December 31st, 1985, and "Comparison Year", as used herein, shall be those respective twelve-month periods commencing January 1st, 1986, and each successive corresponding twelve-month period thereafter which commences during the term of this Lease.

     C. (1)  In the event that the amount of taxes, as defined in this
        Section 2.C. ("Taxes"), attributable to any year of the Lease Term, shall be greater than the amount of Taxes attributable to the Base Year, then Tenant shall pay to Landlord, as additional Rent, an amount equal to Tenant's proportion of such increase. The amount of Taxes attributable to the Base Year and to subsequent years shall be the amount payable during any such year, even though the assessment for such Taxes may be for a different year.

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      (2) The term "Taxes" shall mean real estate taxes, assessments, sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by the Landlord's income or profits, unless the same shall be imposed in lieu of real estate taxes), which may now or hereafter be levied or assessed against the land owned by Landlord upon which the Building stands and upon the Building, and related parking and other areas, hereinafter collectively known as "Real Property" and legally described on Exhibit "B". In case of special Taxes or assessments which may be payable in installments, only the amount of each installment paid during a year shall be included in Taxes for that year. Taxes shall also include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the Real Property for the operation thereof. In the event that the Real Property is not assessed as fully improved for the Base Year or for any subsequent year, then for the purposes of this Section 2, the Taxes payable in each such year shall be adjusted to the Taxes for which would have been payable in each such year if the assessment of the Real Property had been made on a fully improved basis.

      (3) If the tax year for real estate taxes shall be changed by the
      applicable   governmental authority  resulting  in the payment by the
      Landlord in one year of Taxes which relate to more than one year, then notwithstanding anything to the contrary contained in this Lease, for purposes determining the Base Year Taxes for such year, such amount of Taxes paid shall be adjusted to an amount which is equivalent to a one-year payment of Taxes.

   D. (1)  In the event  that the amount of Expenses, as defined in
      Section 2.D.(2), the attributable to any year of the Lease Term shall be greater than the amount of Expenses attributable to the Base Year, Tenant shall pay to the Landlord as additional rent an amount equal to Tenant's proportion ("Tenant's Proportion") of such increase.

      (2) For the purpose of this Section 2.D., the term "Expenses" shall mean and include those expenses paid or incurred by the Landlord for maintaining, operating and repairing the Real Property and the personal property used in conjunction herewith (hereinafter collectively known as "Project"), the cost of electricity, steam, water, fuel, heating, lighting, snow removal, striping and maintenance of the parking lot, landscaping, air-conditioning, window cleaning, janitorial service, insurance, including, but not limited to, fire, extended coverage, in workmen's compensation, elevator, or any other insurance carried in good faith by the Landlord and applicable to the Project, painting, uniforms, customary management fees, supplies, sundries, sales or use taxes on supplies or services, costs of wages and salaries of all persons engaged in the operation, maintenance and repair of the Project, and so-called fringe benefits, including social security


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      taxes, unemployment insurance taxes, costs for providing coverage for disability benefits, costs of any pensions, hospitalization, welfare or retirement plans, or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, or any other costs or expenses which the Landlord pays or incurs to provide benefits for employees so engaged in the operation, maintenance and repair of the Project, the charges for any independent contractor who, under the contract with the Landlord or its representatives, does any of the work of operating, maintaining or repairing of the Project, current amortization of capital improvements made after completion of construction of the Building which are reasonably necessary for the operation and maintenance of the Building, legal and accounting expenses, including but not limited to, such expenses as relate to seeking or obtaining reductions in and refunds of real estate taxes, or any other expense or charge, whether or not hereinbefore mentioned, which are in accordance with generally accepted accounting and management principles, would be considered as an expense of maintaining, operating or repairing the Project. If the Building is not fully rented during all or portion of the year, Base or subsequent, then Landlord shall elect to make an appropriate adjustment of the Expenses for such year employing sound accounting and management principles, to determine the amount of expenses that would have been paid or incurred by the Landlord had the Building been fully rented, and the amount so determined shall be deemed to have been the amount of Expenses for such year. If any Project expense, though paid in one year, relates to more than one year, such expenses shall be proportionately allocated among such related years. The term "Expenses" shall not include (x) the cost of alterations to the Demised Premises; and (y) depreciation, interest and principal payments on mortgages and other debt costs, if any, real estate broker's leasing commissions or compensation, and any cost or expenditure or portion thereof for which Landlord has been reimbursed, whether by insurance proceeds or otherwise.

   E. (1)  In the event  that the Consumer Price Index, as defined in
      Section 2.E.(2), for January 1st of the Base Year, shall be less than the Consumer Price Index for January 1st of any succeeding Comparison Year during the Lease Term, then Tenant shall pay to Landlord, as additional rent, Thirty-Five (35%) Percent of the annual Base Rent due during the Lease Term multiplied by the percentage of increase by which the Consumer Price Index in such succeeding Comparison Year(s) exceeds the Consumer Price Index for the Base Year (not in excess of 2-1/2% of the Base Rate per annum of the Demised Premises in any one year).

      (2) For the purpose of this Section 2.E., the term "Consumer Price Index" means the Consumer Price Index for City of Chicago, All Items (Base Year
      1967) - Urban Wage Earners & Clerical Workers, of the United States Bureau of Labor Statistics.

      (3) If the manner in which such Consumer Price Index is determined by the Bureau of Labor Statistics shall be substantially revised, an adjustment shall be



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      made in such revised index, which would produce results
      equivalent, as nearly as possible, to those which would have been obtained if the Consumer Price Index had not been so revised.

      (4) If the Consumer Price Index shall become unavailable to the public because publication is discontinued or otherwise, Landlord will substitute therefor, a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

   F. Prior to effecting any Rent Adjustments, Landlord will furnish to Tenant, a statement showing the following:

      (1) The Expenses, Taxes and Consumer Price Index for the immediately preceding Comparison Year and Landlord's reasonable estimates, forecasts or projections (the "Projections") of the Expenses, Taxes and Consumer Price Index for the then current Comparison Year;

      (2) The Expenses, Taxes and Consumer Price Index for the Base Year;

      (3) (a) the amount of Rent Adjustment paid to the Landlord during the immediately preceding Comparison Year;

          (b) to the extent that the Landlord has actual knowledge at the time that it prepares the statement, the amount of the Rent Adjustment that should have been paid to the Landlord during the immediately preceding Comparison Year based upon the actual amounts of Expenses; Taxes and Consumer Price Index for said Comparison Year; and

          (c) the amount set forth in paragraph (b) above minus the amount set forth in paragraph (a) above (the "Correction Amount").

      (4) The amount of Rent Adjustment to be paid during the then current year based upon the Projections and the Correction Amount.

Said amount of Rent Adjustment to be paid during said year shall be stated to show:

      (5) The Correction Amount, which if a positive number, shall be paid by Tenant to Landlord in a lump sum within thirty (30) days after the Landlord shall have submitted the statement, and, if a negative number, shall be credited to Tenant's account and reduce the amount of rent subsequently due and owing from Tenant to Landlord under this Lease; and





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      (6) the amount for the then current Comparison Year (based upon the Projections) to be paid in equal monthly installments on the first day of each month during said Comparison Year in the same manner as provided for the Base Rent.

   G. The Tenant or its representative shall have the right to examine the Landlord's books and records with respect to the items in the foregoing statement of Expenses and Taxes during normal business hours at any time within ten (10) days following the furnishing by the Landlord to the Tenant of such statement. Unless the Tenant shall take written exception to any item within thirty (30) days after the furnishing of the foregoing statement, such statement shall be considered as final and accepted by the Tenant.

   H. If the first year of the Lease Term commences on any day other than the first day of January, or if the last year of the term of this Lease ends on any day other than the last day of December, any payment due to the Landlord by reason of any increase in Taxes, Expenses or Consumer Price Index shall be prorated, and the Tenant shall pay any amount due to the Landlord within thirty (30) days after being billed therefor. This covenant shall survive the expiration or termination of this Lease.

3. SERVICES. The Landlord, as long as the Tenant is not in default under any of the covenants of this Lease, shall furnish:

   A. Heating and air-conditioning when necessary for normal comfort, as per Section 12 of Building Standards, in the Demised Premises from 8:00 A.M. to 6:00 P.M., Monday through Friday of each week, and from 8:00 A.M. to 1:00 P.M. on Saturdays (exclusive of national holidays) except as may be otherwise required by governmental authority. Tenant will be charged for all heating and air-conditioning requested and furnished prior to or following these hours at reasonable rates to be established by the Landlord.

   B. Electric wiring system in Premises connected with the source of alternating current. Tenant shall pay the Landlord for the electricity used by Tenant, including electricity used during janitor service, alteration or repairs in and to the Premises in accordance with the Electricity Allocation set forth in the Basic Lease Provisions on page 3 of this Lease. The Electricity Allocation is based on a five (5) day week electrical lighting use; any additional use of lighting, appliances and/or office equipment will be billed at a rate to be determined by the Commonwealth Edison Company. If in the judgment of Landlord, the requirement for electrical services for the Premises necessitates modification of the electric service supply system in and to Premises or Building, Landlord reserves the right to perform such modification and the cost thereof shall be paid by Tenant to Landlord at the time of completion of such modification. Any increased expense in maintaining the system resulting, in Landlord's opinion, from such modification and any increased expense in operating the system resulting


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       from such modification shall be paid for by Tenant.  Tenant shall be responsible for performing all such maintenance unless, in the exercise of its right thereby expressly reserved, Landlord elects to perform part or all of such maintenance. Landlord shall not be liable for the stoppage or interruption of any services or utilities caused by riots, civil commotion, necessary repairs, strikes, lockouts, labor controversies, accidents, inability to obtain fuel or supplies or other causes or conditions beyond Landlord's control.

   C. Cold water in common with other tenants from Village of Lombard mains for drinking, lavatory and toilet purposes drawn through fixtures installed with Landlord's prior written consent, and hot water in common with other tenants for lavatory purposes from regular Building supply. Tenant shall pay Landlord as additional rent at rates fixed by Landlord (not to exceed rates for like uses charged by the Village of Lombard) for water furnished for any other purpose. Tenant shall not waste or permit the waste of water. If Tenant fails to pay within five
       (5) days after request by Landlord, Landlord's charges for water, then Landlord, upon not less than ten (10) days' notice, may, in addition to any other remedy provided in this Lease, discontinue furnishing that service and no discontinuance shall be deemed an eviction or disturbance of Tenant's use of the Demised Premises or render Landlord liable for damages or relieve Tenant from any obligation.

   D. Janitor service and customary cleaning in and about the Demised Premises, Saturdays, Sundays and holidays excepted. Tenant shall not provide any janitor services or cleaning without the Landlord's written consent and then only subject to supervision by Landlord and at Tenant's sole responsibility, and by janitor or cleaning contractor or employees at all times satisfactory to Landlord.

   E. Passenger elevator service in common with Landlord and other tenants, Monday through Friday from 8:00 A.M. to 6:00 P.M., Saturdays to 1:00 P.M., holidays excepted. Such normal elevator service, if furnished at other times shall be optional with Landlord and shall never be deemed a continuing obligation. Landlord, however, shall provide limited passenger elevator service daily at all times such normal passenger service is not furnished. Operatorless automatic elevator service shall be deemed "elevator service" within the meaning of this paragraph.

   F. Tenant shall make no alteration or addition to the electric equipment and/or appliances without the prior written consent of the Landlord in each instance. Landlord will supply and install, at Tenant's expense and upon Tenant's request, all lamps, bulbs, ballast and starters used in the Demised Premises after initial installation thereof. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation.



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   G.  Window washing of all windows in the Demised Premised, both inside and out, at such times as shall be required in the Landlord's reasonable judgment.

   H. The Landlord does not warrant that any of the services above-mentioned or the performance of any other duty or obligation by Landlord under this Lease will be free from interruptions caused by war, insurrection, civil commotion, riots, acts of God or the enemy governmental action, repairs, renewals, improvements, alterations, strikes, lockouts, picketing, whether legal or illegal, accidents, inability of the Landlord to obtain fuel or supplies or any other cause or causes beyond the reasonable control of the Landlord. Any such interruption of service shall never be deemed an eviction or disturbance of the Tenant's use and possession of the Demised Premises or any part thereof, or render the Landlord, liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations under this Lease.

4. CONDITIONS OF PREMISES. The Tenant's execution of this Lease shall be conclusive evidence as against the Tenant that the Tenant has inspected the Demised Premises and found that the Demised Premises are in good order and satisfactory condition and that the Tenant will accept the Premises "as is" except for Landlord's obligation to paint and clean carpet set forth below. No promise of the Landlord to alter, remodel, decorate, clean or improve the Demised Premises or the Building and no representation respecting the condition of the Demised Premises or the Building have been made by the Landlord to the Tenant, unless the same is contained herein, or made a part hereof, or in a written document signed by the Landlord or its property. Landlord shall paint the Demised Premises and clean the carpet in the Demised Premises prior to Tenant taking possession thereof.

5. FAILURE TO GIVE POSSESSION. If the Landlord shall be unable to give possession of the Demised Premises on the Commencement Date of the Lease Term by reason of any of the following: (i) the Building has not been sufficiently completed to make the Demised Premises ready for occupancy,
     (ii) the Landlord has not cleaned the carpet in or painted the Demised Premises, (iii) the Landlord is unable to give possession of the Demised Premises by reason of the holding over or retention of possession of any tenant, tenants or occupants, or (iv) for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances, the rent reserved and covenanted to be paid herein shall be extended until the date the Demised Premises are available for occupancy by Tenant, and no such failure to give possession on the Commencement Date shall affect the validity of this Lease or the obligation of the Tenant hereunder; provided, however, that the Expiration Date of the Lease Term shall be extended for the same number of days. If the Demised Premises are ready for occupancy prior to the Commencement Date and Tenant occupies the Demised Premises prior to said date, Tenant shall pay rent for the period of occupancy prior to the Commencement Date at the proportionate rental to be Rent reserved herein. The Demised Premises shall not be deemed to be unready for Tenant's occupancy or incomplete if only



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     minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the Demised Premises or any part thereof, or if the delay in the availability of the Demised Premises for occupancy shall be due to special work, changes, alterations or additions required or made by the Tenant in the layout or finish of the Demised Premises or any part thereof or shall be caused in whole or in part by Tenant through the day of Tenant in submitting plans, supplying information, approving plans, specifications or estimates, giving authorizations or otherwise or shall be caused in whole or in part by delay and/or default on the part of the Tenant and/or its subtenant or subtenants. In the event of any dispute as to whether the Demised Premises are ready for Tenant's occupancy, the decision of the Landlord's architect shall be final and binding on the parties.

6. USE OF PREMISES. The Tenant shall occupy and use the Demised Premises during the Lease Term for the purpose above specified and none other and:


     A. the Tenant will not make or permit to be made any use of the Demised Premises which, directly or indirectly, is forbidden by public law, ordinance or governmental regulation or which may be dangerous to persons or property or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations; the Tenant shall no do, or permit to be done, any act of thing upon the Demised Premises which will conflict with fire insurance policies covering the Building. The Tenant, at its sole expense, shall comply with all rules, regulations or requirements of the Illinois Inspection and Rating Bureau, or any other similar body, and shall not do, or permit anything to be done, upon said Demised Premises, or bring or keep anything thereof in violation of rules, regulations or requirements of the Fire Department, Illinois Inspection and Rating Bureau, Fire Insurance Rating Organization or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate of fire insurance applicable to the Building;

     B. any sign installed in the Demised Premises shall be installed by Landlord at Tenant's cost and in such manner, character and style as Landlord may approve in writing;

     C. the Tenant shall not advertise the business, profession or activities of the Tenant conducted in the Building in any manner which violates the letter of spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building for any purpose other than that of business address of the Tenant, and shall never use any pictures or likeness of the Building in any circulars, notices, advertisements or correspondence without the Landlord's express consent in writing;


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   D.  the Tenant shall not obstruct, or use for storage, or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways of the Building;

   E. no bicycle or other vehicle and no dog or other animal or bird shall be brought or permitted to be in the Building or any part thereof;

   F. the Tenant shall not make or permit any noise or odor that is objectionable to other occupants of the Building to emanate from the Demised Premises, and shall not crate or maintain a nuisance thereon, and shall not disturb, solicit or canvass any occupant of the Building, and shall not do any act tending to injure the reputation of the Building;

   G. the Tenant shall not install any musical instrument or equipment in the Building, or any antennae, aerial wires or other equipment inside or outside the Building, without in each and every instance, prior approval in writing by the Landlord. The use thereof, if permitted, shall be subject to control by the Landlord to the end that others shall not be disturbed or annoyed;

   H. the Tenant shall not waste water by tying, wedging, or otherwise fastening open any faucet;

   I. no additional locks or similar devices shall be attached to any door. No keys for any door other than those provided by the Landlord shall be made. If more than two keys for one lock are desired by the Tenant, the Landlord may provide the same upon payment by the Tenant. Upon termination of this Lease, or of the Tenant's possession, the Tenant shall surrender all keys of the Demised Premises and shall make known to the Landlord the explanation of all combination locks on safes, cabinets and vaults;

   J. the Tenant shall be responsible for the locking of doors in and to the Demised Premises. Any damage resulting from neglect of this clause shall be paid for by the Tenant;

   K. if the Tenant desires telegraphic, telephonic, burglar alarm or signal service, the Landlord will, upon request, direct where and how connections and all wiring for such service shall be introduced and run. Without such direction, no boring, cutting or installation of wires or cables is permitted;

   L. shades, draperies and other forms of inside window coverings must be of such shape, color and material as approved by the Landlord;

   M. the Tenant shall not overload any floor. Safes, furniture and all large articles shall be brought through the Building and into the Demised Premises at such times and in such times and manner as the Landlord shall direct and at the Tenant's sole risk

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       and responsibility. The Tenant shall list all furniture, equipment and similar articles to be removed from the Building, and the list must be approved at the Office of the Building or by a designated person before building employees will permit any articles to be removed;

   N. unless the Landlord gives advance written consent in each and every instance, the Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigeration or heating device or air-conditioning apparatus in or about the Demised Premises, or carry on any mechanical business therein, or use the Demised Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein or install or permit the installation of any vending machines, or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable oils or fluids, such as gasoline, kerosene, naptha and benzine, or any explosive or other articles hazardous to persons or property;

   O. the Tenant shall not place or allow anything to be placed against or near the glass partitions or doors of the Demised Premises which may diminish the light in , or be unsightly from, public halls or corridors;

   P. the Tenant shall not install in the Demised Premises any equipment which uses a substantial amount of electricity without advance written consent of the Landlord. The Tenant shall be ascertain from the Landlord, the maximum amount of electrical current which can safely be used in the Demised Premises, taking into account the capacity of the electric wiring in the Building and the Demised Premises and the needs of other tenants in the Building and shall not use more than such safe capacity. The Landlord's consent to the installation of the electric equipment shall not relieve the Tenant from the obligation not to use more electricity than such safe capacity; and

   Q. in addition to all other liabilities for breach of any covenant of this Section, the Tenant shall pay to the Landlord all damages caused by such breach and shall also pay to the Landlord, as additional rent, any amount equal to any increase in insurance premium or premiums caused by such breach. Any violation of this Section 6 may be restrained by injunction. The Tenant shall be liable to the Landlord for all damages resulting from violation of any of the provisions of this Section 6. The Landlord shall have the right to make such reasonable rules and regulations as the Landlord or its agent may from time to time to adopt on such reasonable notice to be given as the Landlord may elect. Nothing in this Lease shall be construed to impose upon the Landlord any duty or obligation to enforce provisions of this
       Section 6 or any rules and regulations hereafter adopted, or the terms, covenants or conditions of any other lease as against any other tenant, and the Landlord shall not be liable to the Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

7. CARE AND MAINTENANCE. Subject to the provisions of Section 10, the Tenant shall, at the Tenant's own expense, keep the Demised Premises in good order, condition and repair during the Lease Term. If the Tenant does not make repairs promptly and adequately, the Landlord may, but need not, make repairs, and the Tenant shall promptly pay the cost thereof. The Tenant shall pay the Landlord for overtime and for any other expense incurred in the event repairs, alterations, decorating or other work in the Demised Premises are not made during ordinary business hours at the Tenant's request.

8. ALTERATIONS. The Tenant shall not do any painting or decorating, or erect any partitions, make any alterations in or additions to the Demised Premises or do any nailing, boring or screwing into the ceilings, walls or floors, without the Landlord's prior written consent in each and every instance. Unless otherwise agreed by the Landlord and Tenant in writing, all such work shall be performed either by or under the direction of the Landlord, but at the cost of Tenant. The Landlord's decision to refuse such consent shall be conclusive. If the Landlord consents to such alterations or additions, before commencement of the work or delivery of any materials onto the Demised Premises or into the Building, the Tenant shall furnish the Landlord for approval:

     A.  plans and specifications;

     B.  names and addresses of contractors;

     C.  copies of contracts;

     D.  necessary permits; and

     E. indemnification in form and amount satisfactory to Landlord and certificate of insurance from all contractors performing labor or furnishing materials, insuring against any and all claims, costs, damages, liabilities and expenses which may arise in connection with the alterations or additions.

     Whether the Tenant furnishes the Landlord the foregoing or not, the Tenant hereby agrees to hold the Landlord, and its beneficiaries, and their respective agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. With respect to any mechanic's lien filed against the Demised Premises, or the Building, for work claimed to have been furnished to the Tenant, Tenant shall either discharge such lien record within ten (10) days thereafter, at the Tenant's expense, or shall post a surety bond or other security with Landlord in form and amount reasonably satisfactory to Landlord. Upon completing any alterations or additions, the Tenant shall furnish the Landlord with contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All alterations and additions shall comply with all insurance requirements and with all ordinances and regulations of The Village of Lombard or any department or agency thereof. All alterations and additions shall be constructed in a good and workmanlike manner and good grades of materials shall be used.

     All additions, decorations, fixtures, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the Demised Premises, whether placed there by the Tenant or by the Landlord shall, unless the Landlord request their removal, become the Landlord's property and shall remain upon the Demised Premises at the termination of this Lease by lapse of time or otherwise without compensation or allowance or credit to the Tenant. If, upon the Landlord's request, the Tenant does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvement, the Landlord may remove the same and the Tenant shall pay the cost of such removal to the Landlord upon demand.

9. ACCESS TO PREMISES. The Tenant shall permit the landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the Demised Premises. The Landlord or Landlord's agents shall have the right to enter upon the Demised Premises, to inspect the same, to perform janitorial and cleaning services and to make such decorations, repairs, alterations, improvements or additions to the Demised Premises or the Building as the Landlord may deem necessary or desirable, and the Landlord shall be allowed to take all material into and upon said Demised Premises that may be required therefor without the same constituting an eviction of the Tenant in whole or in part and the rent reserved shall in no wise abate (except as provided in Section 10) while said decorations, repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of the Tenant, or otherwise. If Tenant shall not be personally present to open and permit an entry into said Demised Premises, at any time, when for any reason any entry therein shall be necessary or permissible, the Landlord or Landlord's agents may enter the same by master key, or may forcibly enter the same, without rendering the Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon the Landlord any obligations, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, other than as herein provided. The Landlord shall also have the right at any time, without the same constituting any actual or constructive eviction and without incurring any liability to the Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building, and to close entrances, doors, corridors, elevators or other facilities. The Landlord shall not be liable to the Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley.

10. UNTENANTABILITY. If the Demised Premises or the Building are made untenantable by fire or other casualty, Landlord may elect:

     A. to terminate this Lease as of the date of the fire or casualty by notice to the Tenant within sixty (60) days after that date, or

     B. to proceed with all due diligence to repair, restore, or rehabilitate the Building or the Demised Premises at Landlord's expense, in which latter event this Lease shall not terminate.

     In the event this Lease is not terminated pursuant to this provision, rent shall abate on a per diem basis during the period of untenantability in the event of the termination of this Lease pursuant to this Section, rent shall be apportioned on a per diem basis and paid to the date of the fire or other casualty. In the event the Demised Premises are partially damaged by fire, or other casualty, but are not made untenantable, then Landlord shall, accept during the last year of the Lease Term hereof, proceed with all due diligence to repair and restore the Demised Premises and the rent shall abate in proportion to the non-usability of the Demised Premises during the period of untenantability. If a portion of the Demised Premises are made untenantable as aforesaid during the last year of the term hereof, Landlord shall have the right to terminate this Lease as of the date of the fire or other casualty by giving written notice thereof to Tenant within thirty (30) days after the fire or other casualty, in which event the Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty.


11. EMINENT DOMAIN. If the Building, or a substantial part of the Demised Premises, shall be lawfully taken or condemned for any public or quasi-public use or purpose, the term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award. Tenant hereby assigns to the Landlord Tenant's interest in such award, if any. Current Rent shall be apportioned as of the date of such termination. If any part of the Building, other than the Demised Premises or not constituting a substantial part of the Demised Premises, shall be so taken or condemned the Landlord shall have the right to cancel this Lease upon not less than ninety (90) days' notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by the Landlord to the Tenant for the right of cancellation, and the Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by the change of grade.

12. SUBROGATION. The parties hereto agree to use good faith efforts to have any and all fire, extended coverage or any and all material damage insurance which may carried endorsed with the following subrogation clause: "This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described herein.", and each party hereto hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under any insurance, subject to the limitation that this waiver shall apply only when it is either permitted or, by the use of such good faith efforts, could have been so permitted by the applicable policy of insurance.

13. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord, (i) assign this Lease or any interest hereunder; (ii) permit any assignment of this Lease by operation of law; (iii) sublet the Demised Premises or any part thereof; (iv) permit the use of the Demised Premises by any parties other than Tenant, its agents and employees. Tenant shall give Landlord written notice of any proposed assignment of subleasing, which notice shall contain the proposed principal terms thereof, and upon receipt of such notice, Landlord shall have the option to cancel this Lease in the case of a proposed subleasing of all of the Demised Premises, or if Tenant proposes to sublease less than all of the so subleased, in which latter event, the Base Rent and Rent Adjustments shall be adjusted on a pro-rata square foot of rentable area basis. If Landlord wishes to exercise such option to cancel, Landlord shall, within fifteen (15) days after Landlord's receipt of such notice from Tenant, send to Tenant a notice so stating and, in such notice, Landlord shall specify the date as of which such cancellation is effective, which date shall be not less than thirty (30) and not more than ninety (90) days after the date on which Landlord sends such notice. If Landlord does not elect to cancel, as aforesaid, Landlord agrees not to withhold unreasonably its consent to any proposed assignment or subletting if the proposed assignee or sublessee (in Landlord's judgment) has a financial condition comparable to or better than that of Tenant, has a good reputation in the business community and agrees to use the Demised Premises for purposes satisfactory to Landlord. No assignment of this Lease or subletting of the Demised Premises shall be effective unless the assignee or subtenant shall execute an appropriate instrument assuming all of the obligations of Tenant hereunder and unless Tenant acknowledges therein its continued liability under this Lease. Any approved sublease shall be expressly subject to the terms and conditions of this Lease, and Tenant shall pay Landlord on the first day of each month during the term of the sublease, the excess of all rent and other consideration due from the subtenant for such month over that portion of the Adjusted Monthly Base Rent due under this Lease for said month, which is allocable on a square footage basis to the space sublet. In the event of any approved sublease or assignment, Tenant shall not be released or discharged from any liability, whether past, present or future, under this Lease, including any renewal term of this Lease.

14. WAIVER OF CLAIMS - INDEMNIFICATION. Tenant agrees that, to the extent not prohibited by law, Landlord and its beneficiaries, officers, agents, servants and employees shall not be liable for any damage either to person or property or resulting from the loss of use thereof sustained by Tenant or by other persons due to the Building or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of appurtenances thereof becoming out of repair, or due to the happening of any accident or event in or about the Building, or due to any act or neglect of any tenant or occupant of the Building or of any other person. This provision shall apply particularly (but not exclusively) to damage caused by gas, electricity, snow, frost, steam, sewage, sewer gas or odors, fire, water or by the bursting or leaking of pipes, faucets, sprinklers and plumbing fixtures, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all personal property upon the Demised Premises or upon loading docks, receiving and holding areas, or freight elevators of the Building shall be at the risk of Tenant only, and that Landlord shall not be liable for any loss or damage thereto or theft thereof.


     Without limitation of any other provisions hereof, Tenant agrees to defend, protect, indemnify and save harmless Landlord, its beneficiaries, officers, agents, servants and employees of and from all liability to third parties arising out of the acts of Tenant and its servants, agents, employees, contractors, suppliers, workmen or invitees.

     Tenant agrees to indemnify and save the Landlord, its beneficiaries and their respective agents and employees harmless against any and all claims, demands, costs and expenses, including reasonable attorneys' fees for the defense thereof arising from Tenant's occupancy of the Demised Premises or from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease, or from any act or negligence of Tenant, its agents, servants, employees or invitees, in or about the Demised Premises. In case of any action or proceedings brought against the Landlord, its beneficiaries or their respective agents or employees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action of proceeding by counsel reasonably satisfactory to Landlord.

15. MORTGAGE-GROUND LEASE. Landlord may execute and deliver a first mortgage or first trust deed in the nature of a mortgage, both sometimes hereinafter referred to as "Mortgage", against the Building, the Real Property or any interest therein, and may sell and lease-back the underlying land on which the Building is situated. If requested by the first mortgagee or trustee or by the lessor of any ground or underlying lease (ground lessor), Tenant will either subordinate its interest in this Lease to said Mortgage, or ground or underlying lease or make such interest superior and will execute such agreement or agreements as may be reasonably required by such mortgagee, trustee or ground lessor.

IT IS FURTHER AGREED:

     A. Should any Mortgage affecting the Building of the Real Property be foreclosed or if any ground or underlying lease be terminated:

     (1) The liability of the mortgagee, trustee or purchaser at such foreclosure sale or the liability of a subsequent owner designated as landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Building or Real Property and such liability shall not continue or survive after further transfer of ownership;

     (2) Upon request of the mortgagee or trustee, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale thereunder, or if any ground or underlying lease be terminated for any reason, Tenant will attorn as Tenant under this Lease to the ground lessor under the ground lease and will execute such instruments as may be necessary or appropriate to evidence such attornment; and

     (3) Tenant's right to possession of the Demised Premises shall not be disturbed provided that Tenant is not in default in its duties and obligations under this Lease.

B. This Lease may not be modified or amended so as to reduce the rent or shorten the Lease Term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be canceled or surrendered, without the prior written consent, in each instance, of the ground lessor or mortgagee.

16. CERTAIN RIGHTS RESERVED TO THE LANDLORD. The Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

     A.  to change the name or street address of the Building;

     B. to install and maintain a sign or signs on the exterior of the Building;

     C. to have access for the Landlord and the other tenants of the Building to any mail chutes located on the Demised Premises according to the rules of the United States Post Office;

     D. to designate all sources furnishing sign painting and lettering, ice, drinking water, towels, coffee cart service and toilet supplies, lamps and bulbs used on the Demised Premises;

     E. during the last six (6) months of the Lease Term or any part thereof, if during or prior to that time, the Tenant vacates the Demised Premises, to decorate, remodel, repair, alter or otherwise/prepare the Demised Premises for reoccupancy;

     F.  to retain at all times pass keys to the Demised Premises;

     G. to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

   H. to exhibit the Demised Premises to others and to display "For Rent" signs on the Demised Premises;

   I. to close the Building after regular working hours and on the legal holidays subject, however, to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example, but not of limitation, that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave the Building;

   J. to approve the weight, size and location of safes or other heavy equipment or articles, which articles may be moved in, about, or out of the Building or Demised Premises only at such times and in such manner as Landlord shall direct and in all events, however, at Tenant's sole risk and responsibility;

   K. to take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Demised Premises or the Building, as may be necessary or desirable for the safety, protection or preservation of the Demised Premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operation of the Building.

   The Landlord may enter upon the Demised Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance to the Tenant's use or possession and without being liable in any manner to the Tenant and without abatement of rent or affecting any of the Tenant's obligations hereunder.

17.HOLDING OVER. If the Tenant retains possession of the Demised Premises or any part thereof after the termination of the Lease Term or any extension thereof, by lapse of time or otherwise, the Tenant shall pay the Landlord the monthly rent at double the rate payable for the month immediately preceding said holding over (including increases for Expenses and Taxes which Landlord may reasonably estimate) computed on a per-month basis, for each month or part thereof (without reduction for any such partial month) that the Tenant thus remains in possession, and in addition thereto, Tenant shall pay the Landlord all damages, consequential as well as directly sustained by reason of the Tenant's retention of possession. Alternatively, at the election of Landlord expressed in a written notice to the Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one (1) year. The provisions of this paragraph do not exclude the Landlord's rights of re-entry or any other right hereunder.

18.LANDLORD'S REMEDIES. All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law.

   A. If any involuntary action or proceedings under any section or sections of any bankruptcy or debtor relief act in any court or tribunal shall adjudge or declare Tenant insolvent or unable to pay Tenant's debts, or if any voluntary petition or similar proceedings under any section or sections of any bankruptcy or debtor relief act shall be filed by Tenant in any court or tribunal to declare Tenant insolvent or unable to pay Tenant's debts, then any such event shall be deemed to constitute and shall be construed as a repudiation by Tenant of Tenant's obligations hereunder and shall cause this Lease ipso facto to be canceled and terminated, without thereby releasing Tenant; and upon such termination, Landlord shall have the immediate right to re-enter the Demised Premises and to remove all persons and property therefrom and this Lease shall not be treated as an asset of the Tenant's estate and neither the Tenant nor anyone claiming by, through or under Tenant by virtue of any law or any order of any court shall be entitled to the possession of the Demised Premises or to remain in the possession thereof. Upon such termination of this Lease, and notwithstanding any other provisions of this Lease, Landlord shall forthwith be entitled to recover damages in the maximum amount provided by law.

   B. If the Tenant defaults in the payment of Rent, and the Tenant does not cure the default within five (5) days after demand for payment for such rent or if the Tenant defaults in the prompt and full performance of any other provisions of this Lease or of Exhibit C hereto and the Tenant does not cure the default within twenty (20) days after written demand by the Landlord that the default be cured (unless the default involves a hazardous condition, which shall be cured forthwith) or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law, or if the Tenant makes an assignment for the benefit of creditors or admits its inability to pay its debts, or if a receiver be appointed for any property of the Tenant, or if the Tenant abandons the premises, then and in any such event, the Landlord may, if the Landlord so elects but not otherwise, and with or without notice of such election, and with or without demand whatsoever, either forthwith terminate this Lease and the Tenant's right to possession of the Demised Premises or, without terminating this Lease, forthwith terminate the Tenant's right to possession of the Demised Premises.

   C. Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of the Tenant's right to possession without termination of this Lease, the Tenant shall surrender possession and vacate the premises immediately, and deliver full and free license to enter into and upon the Demised Premises in such event with or without process of law and to repossess the Landlord of the premises as of the Landlord's former estate and to expel or remove the Tenant.

   D. If the Tenant abandons the Demised Premises or otherwise entitles the Landlord so to elect, and the Landlord elects to terminate the Tenant's right to possession only without termination this Lease, the Landlord may, at the landlord's option, enter into the Demised Premises, remove the Tenant's signs and other evidences of tenancy, and take and hold possession thereof as in Paragraph C. of this Section 18 provided, without such entry and possession terminating this Lease or releasing the Tenant, in whole or in part from the Tenant's obligation to pay the rent hereunder for the full Lease Term. Upon and after entry into possession without termination of this Lease, the Landlord may, but need not, relet the Demised Premises or any part thereof for the account of the Tenant to any person, firm or corporation other than the Tenant for such rent, for such time and upon such terms as the Landlord in the Landlord's sole discretion shall determine, and the Landlord shall not be required to accept any tenant offered by the Tenant or to observe any instructions given by the Tenant about such reletting. In any such case, the Landlord may make repairs, alterations and additions in or to the Demised Premises, and redecorate the same to the extent deemed by the Landlord necessary or desirable, and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord's expenses of the reletting. If the consideration, if any, collected by the Landlord upon such reletting for the Tenant's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand.

   E. If, upon Tenant's default, Landlord elects to terminate this Lease and Tenant's right to possession of the Demised Premises, Landlord shall be entitled to recover all damages provided at law.

   F. Any and all property which may be removed from the Demised Premises by the Landlord pursuant to the authority of the Lease of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Tenant not retaken from storage by the Tenant within thirty (30) days after the end of the Lease Term, however terminated, shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without further payment or credited by the Landlord to the Tenant.

   G. The Tenant shall pay upon demand all the Landlord's costs, charges, and expenses, including the fees of counsel, agents and others retained by the Landlord, incurred in enforcing the Tenant's obligation hereunder or incurred by the Landlord in any litigation, negotiation or transaction in which the Tenant causes the Landlord, without the Landlord's fault, to become involved or concerned.

19. DEFAULT UNDER OTHER LEASE. If the term of any lease other than this Lease, made by the Tenant for any demised premises in this Building shall be terminated or terminable after the making of this Lease because of any default by the Tenant under such other lease, such fact shall constitute a default under this Lease.

20. SURRENDER OF POSSESSION. Upon the expiration or other termination of the Lease Term, Tenant shall quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all of its property. If the Tenant does not remove its property of every kind and description from the Demised Premises prior to the end of the Lease Term, however ended, the Tenant shall be conclusively presumed to have conveyed the same to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant and the Landlord may remove the same and the Tenant shall pay the cost of such removal to the Landlord upon demand. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

21. NOTICES. Notices shall be in writing. They shall be effectively served by Landlord upon Tenant: (a) by hand delivery to Tenant, or a representative of Tenant at the Demised Premises, or (b) by forwarding through certified or registered mail, postage prepaid, to Tenant at the Demised Premises, in which case the time of mailing shall be the time of notice.


     Notices shall be effectively served by Tenant upon Landlord when addressed to Landlord and served by forwarding through certified or registered mail, postage prepaid, to Landlord at the Building or, if notified of another address by Landlord, at such latter address.

22. RELOCATION OF TENANT. Landlord shall have the right, upon thirty (30) days' written notice, to relocate Tenant to another location in the Building at no cost or expense to Tenant and upon the condition that the new premises designated by Landlord shall be substantially as desirable as the Demised Premises with respect to layout and location in the Building and shall not be similar in area than the Demised Premises.

23. SECURITY DEPOSIT. Tenant shall not be required to provide a Security Deposit to Landlord upon the execution of this Lease; provided, however, that if Tenant defaults in respect to any of the terms, provisions, covenants or conditions of this Lease including, but not limited to, payment of the Base Rent and Rent Adjustments, one-half (1/2) of the abated rent in the amount of $30,232.50 shall become immediately due and payable to Landlord upon demand, such amount to be considered the Security Deposit, and Landlord may use, apply or retain the whole or any part of the security so deposited for the payment of any such rent in default, or for any other sum which the Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency shall have accrued before or after any re-entry by Landlord. If Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant after the following:

     A.  the time fixed as the expiration of the Lease Term;

     B.  the removal of Tenant from the Demised Premises;

     C. the surrender of the Demised Premises by Tenant to Landlord in accordance with this Lease; and

     D. the time required for the Rent Adjustment due pursuant to this Lease to have been computed by Landlord and paid by Tenant.

         Except as otherwise required by law, Tenant shall not be entitled to any interest on the aforesaid security. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the Security or the remaining balance thereof, Landlord may return the Security to the original Tenant, regardless of one or more assignments of this Lease. Upon a bona fide sale by Landlord of the Building to a purchaser who assumes all obligations of Landlord under tenant leases for space in the Building, including this Lease, Landlord shall be relieved from all obligation to return the Security Deposit to Tenant.

24.  MISCELLANEOUS.

     A. No receipt of money by the Landlord from the Tenant after the termination of this Lease or after the service of any notice after the commencement of any suit, or after final judgment for possession of the Demised Premises shall reinstate, continue or extend the Lease Term or affect any such notice, demand or suit.

     B. No waiver of any default of the Tenant hereunder shall be implied from any omission by the Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only from the time and to the extent therein stated.

     C The words "Landlord" and "Tenant" wherever used in this Lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

     D. Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representatives, successors and assigns in the event this Lease has been assigned with the express written consent of the Landlord.

     E. Submission of this instrument for examination does not constitute a reservation of the option for the Demised Premises. The instrument does not become effective as a lease or otherwise until execution and delivery by both Landlord and Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord shall constitute an irrevocable offer by Tenant to lease the Demised Premises on the terms and conditions herein contained, which offer may not be withdrawn or revoked for thirty (30) days after such execution and delivery.

     F. All amounts (unless otherwise provided herein, and other than the Base Rent and Rent Adjustments, which shall be due as hereinbefore provided) owed by the Tenant to the Landlord hereunder shall be deemed additional rent and be paid within ten (10) days from the date the Landlord renders statements of account therefor. All such amounts (including the Base Rent and Rent Adjustments) shall bear interest from the date due until the date paid at the rate of two (2%) percent above the corporate base rate of interest announced from time to time at the First National Bank of Chicago, or at the maximum legal rate of interest, whichever is lower.

     G. All riders attached to this Lease and initialed by the Landlord and the Tenant are hereby made a part of this Lease though inserted in this Lease.

     H. The headings of sections are for convenience only and do not limit or construe the contents of the sections.

     I. If the Tenant shall occupy the Demised Premises prior to the Commencement Date with the Landlord's consent, all the provisions of this Lease shall be in full force and effect as soon as the Tenant occupies the premises.

     J. Should any mortgage, leasehold or otherwise, require a modification or modifications of this Lease, which modification or modifications will not bring about an increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

     K. The Tenant represents that the Tenant has dealt directly with and only with the Broker(s) identified in the Basic Lease Provisions in connection with this Lease and Landlord shall pay all commissions and fees owing to said Broker(s). Insofar as the Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection therewith. Tenant indemnifies and holds Landlord, its beneficiaries, Owner and Owner's partners and their respective agents and employees harmless from all claims of any other broker or brokers in connection with this Lease.

     L.  The Tenant agrees that from time to time upon not less than ten
         (10) days' prior request by the Landlord, the Tenant will deliver to the Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which the rent and other charges have been paid, and (c) that so far as the person making the certificate knows, the Landlord is not in default under any provisions of this Lease.

     M. This Lease and the Exhibits and Riders attached hereto contain the entire agreement between Landlord and Tenant concerning the Demised Premises and there are no other agreements; either oral or written.

     N. If Tenant fails timely to perform any of its duties under this Lease or Exhibit G, Landlord shall have the right (but not the obligation), after the expiration of any grace period elsewhere under this Lease or the Work Letter expressly granted to Tenant for the performance of such duty, to perform such duty on behalf and at the expense of Tenant without further prior notice to Tenant, and all sums expended or expenses incurred by Landlord in performing such duty shall be deemed to be additional Rent under this Lease and shall be due and payable upon demand by Landlord.

     O. The Landlord's or Owner's title is and always shall be paramount to the title of the Tenant, and nothing herein contained shall empower the Tenant to do any act which can, shall or may encumber such title.

     P. The laws of the State of Illinois shall govern the validity performance and enforcement of this Lease.

     Q. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     R. This lease is executed by the undersigned Trustee, not personally, but solely as Trustee, and it is expressly understood and agreed by the parties hereto anything herein to the contrary notwithstanding, that each and all of the covenants, undertakings, representations and agreements herein made are made and intended, not as personal covenants, undertakings, representations and agreements of the Trustee individually, or for the purpose of binding it personally, but this Lease is executed and delivered by the Trustee, solely in the exercise of the powers conferred upon it as such Trustee under said Trust Agreement and no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against said bank or the beneficiaries of said Trustee on account hereof, or on account of any covenant, undertaking, representation, warranty or agreement herein contained, either expressed or implied, all such personal liability, if any, being hereby expressly waived and released by the parties hereto or holder hereof and by all persons claiming by or through or under said parties or holder hereof. It is further understood and agreed that the Trustee is not entitled to receive any of the rents, issues or profits of or from the trust property, and this instrument shall not be construed as an admission to the contrary. It is expressly understood and agreed that any claims by the Tenant against the Landlord in case of default by Landlord in the performance of its obligations under this Lease shall be payable out of (and only out of) the Landlord's interest in the Building.

     S. Tenant hereby agrees not to look to the mortgagee, as mortgagee in possession, or successor in title to the property, for accountability for the Security Deposit, unless the Security Deposit has actually been received by said mortgagee as security for the Tenant's performance of this Lease.

IN WITNESS WHEREOF, the parties have executed this Lease on the date first above written.


                                    LANDLORD:

                                    LASALLE NATIONAL BANK, not personally, but solely as Trustee under Trust Agreement dated September 1, 1977 and known as Trust Number 53107


                                    By:
                                       ---------------------------------------
                                    Its:
                                        --------------------------------------

                                   TENANT:

Attest:                             By:
                                       ---------------------------------------
                                    Its:
                                        --------------------------------------
By:
   --------------------------------
Its:
    -------------------------------
                                     26

                            ADDENDUM TO OFFICE LEASE


THIS ADDENDUM to Office Lease is made this 1st day of August, 1985 by and between LaSalle National Bank, not personally, but as Trustee under Trust Agreement dated September 1, 1977 and known as Trust No. 53107 ("Landlord") and VASCO-Value Added Systems Corp. ("Tenant").

WHEREAS, Landlord and Tenant executed and delivered a certain Office Lease (the "Lease") dated July 22, 1985 pursuant to which Landlord leased to Tenant the Demised Premises commonly known as Suite 118-C in the St. Regis Office Center;

WHEREAS, Landlord and Tenant had agreed to include in the Lease (as Exhibit A thereto) a plan of the Demised Premises (the "Plan") depicting the size, shape and location of the Demised Premises relative to the building in which it is contained;

WHEREAS, the Plan was inadvertently omitted from the Lease; and

WHEREAS, both Landlord and Tenant are desirous of reforming the Lease to include the Plan therein.

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties here to hereby agree and covenant as follows:


1. The foregoing recitals are hereby integrated herein. The words, terms and definitions, which are defined in the Lease, when used herein, shall have the same meaning as in the Lease.

2. The Plan which is attached hereto as Exhibit #1 is hereby incorporated into the Lease as Exhibit A thereto as if it had been included therein upon execution thereof.

3. Except as herein modified, the Lease shall, in all other respects, remain the same and in full force and effect.


IN WITNESS WHEREOF, the parties hereto have executed this Addendum To Office Lease as of the day and year first above written.


LANDLORD:                ANVAN/MIDWEST REALTY MANAGEMENT CO.,
                         as agent for the sole beneficiary of
                         LaSalle National Bank Trust No. 53107

                         By:
                            ------------------------------------
                              Thomas Sloan, Vice President

TENANT:                  VASCO-VALUE ADDED SYSTEMS CORP.

                         By:
                            ------------------------------------
                         Its:
                             -----------------------------------

                        SECOND ADDENDUM TO OFFICE LEASE


THIS SECOND ADDENDUM to Office Lease is made this 1st day of October, 1988 by and between LaSalle National Bank, not personally, but as Trustee under Trust Agreement dated September 1, 1977 and know as Trust No. 53107 ("Landlord") and VASCO-Value Added Systems Corp. ("Tenant").

WHEREAS, Landlord and Tenant executed and delivered a certain Office Lease (the "Lease") dated July 22, 1985 pursuant to which Landlord leased to Tenant the Demised Premises commonly known as Suite 118-C in the St. Regis Office Center;

WHEREAS, Landlord and Tenant executed and delivered a certain Addendum to Office Lease dated August 1, 1985.

WHEREAS, landlord and Tenant desire to amend the Lease and Addendum to Office Lease.

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree and covenant as follows:


1. The foregoing recital are hereby integrated herein. The words, terms and definitions, which are defined in the Lease, when used herein, shall have the same meaning as in the Lease.
2.   The lease term shall be five years.
3. The commencement date of "August 1, 1985" is deleted and "October 1, 1988" is added.
4. The expiration dated of "July 31, 1990" is deleted and "September 30, 1993" is added
5. The Base Rent of "$60,465 per annum" and "$5,038.75 per month" is deleted and "$33,130.20 per annum" and "$2,760.85 per month" is added.
6.   Base Rent will commence on October 1, 1988.
7. In addition to Base Rent, Tenant payment for electricity in the amount of "$429.97 per month" is deleted and "$239.15 per month" is added.
8. Tenant's Proportion for purposes of Section 2 of "2.815%" is deleted and "1.566%" is added.
9. The rentable area of the Demised Premises of "4031 square feet" is deleted and "2242 square feet" is added.
10.  Paragraph 23 is deleted.
11. Tenant agrees to pay to Landlord $36,409.52 as past due rent for the period June 1, 1987 thru September 30, 1988. Monthly payments of $758.53 will commence on October 1, 1989 for a period of 48 months. The remaining unpaid past due rent for said period in the amount of $60,650.72 will be abated.
12. The Tenant will have the option at anytime after April 1, 1991 to cancel this lease upon 6 months prior written notice to the Landlord. In the event of a notice of cancellation by Tenant, the remaining unpaid balance of the past due rent as described in Paragraph 11 above, will be due and payable at the time of cancellation notice.
13. Landlord will permit the Tenant to use at no expense to Tenant the areas indicated at Area B and Area C in the attached floor plan ("Exhibit D"). In the event that Landlord leases either Area B or Area C to any other Tenant, Tenant will surrender and vacate said space upon 30 days prior notice to Tenant. Landlord will construct at its expense a new demising wall and paint that portion of the demising wall located in the Tenant's demised area.
14. Except as herein amended and modified, the Lease shall in all other respects remain the same and in full force and effect including without limitation the application of all rental adjustment provisions of the Lease.


IN WITNESS WHEREOF, the parties hereto have executed this Second Addendum to Office Lease as of the day and year first above written.

LANDLORD: DRILLS PROPERTIES, INC. as Agent for SOGA, INC., the sole Beneficiary under a certain Trust Agreement dated September 1, 1977 with LASALLE NATIONAL BANK, as Trustee and known as Trust Number 53107

By:  /s/ H.E. Abrahamson
H.E. Abrahamson, President

Attest: /s/ David S. Lewis
David S. Lewis, Asst. Secretary


TENANT:         VASCO-VALUE ADDED SYSTEMS CORPORATION, an Illinois corporation

By:  /s/  T. Kendall Hunt
T.   Kendall Hunt, President

Attest:  /s/  Robert Anderson
Robert Anderson, Executive Vice President

                        THIRD AMENDMENT TO OFFICE LEASE


THIS THIRD AMENDMENET OF OFFICE LEASE is made as of the 1st day of November, 1992, by and between:

LASALLE NATIONAL BANK N.A., an Illinois corporation, not personally but solely as Trustee under Trust Agreement dated September 1, 1977, and known as Trust Number 53107 ("Landlord"), and,

VASCO Corp., a Delaware corporation ("Tenant").

                                    RECITALS

WHEREAS, Landlord and Tenant executed and delivered an Office Lease, dated July 22, 1985, for certain Demised Premises, consisting of 4,031+ square feet of gross rentable area identified as Suite 118-C in Building C, St. Regis Office Center, 1919 South Highland Avenue, Lombard, Illinois, for a Lease Term expiring September 30, 1993; and,

WHEREAS, Landlord and Tenant executed an Addendum to Office Lease, dated August 1, 1985, to include a plan of the Demised Premises in the Office Lease; and,

WHEREAS, Landlord and Tenant executed a Second Addendum to Office Lease, dated October 1, 1988 (the Office Lease, as amended, is hereinafter referred to as the "Lease"), by which (a) the Commencement and Expiration Dates of the Office Lease were changed; and, (b) Tenant's Demised Premises were reduced from 4,031+ rentable square feet to 2.242+ rentable square feet; and, (c) Tenant's Base
Rent was reduced from $60,465 per annum to $33,130.20 per annum; and, (d) Tenant's electricity payment was reduced from $429.97 per month to $239.15 per month; and, (e) Tenant agreed to pay Landlord forty-eight (48) monthly installments of $758.53 each for a portion of Tenant's past due rent; and, (f) Landlord abated the remaining portion of Tenant's past due rent in the amount of $60,650.72; and,

WHEREAS, Landlord has permitted Tenant to continue to occupy 4,031+ rentable square feet on the Demised Premises in the period between the dated on which the Second Addendum was executed and the date of this Third Amendment to Office Lease; and,

WHEREAS, Landlord and Tenant executed and delivered an Agreement ("Storage Agreement") dated June 19, 1990, by which Landlord leased to Tenant a 232+ rentable square foot portion of Suite 120-C ("Storage Space") consisting of a total 1,000+ rentable square feet; and,

WHEREAS, Landlord and Tenant desire to amend the Lease to
(a)  relocate Tenant's Demised Premises from Suite 118-C to Suite 119-C; and,

(b)  expand Tenant's Demised Premises to 5,100+ rentable square feet; and,
(c)  change Tenant's Base Rent; and,
(d)  change Tenant's Electricity Allocation; and,
(e)  change Tenant's Lease Term; and,
(f)  in certain other respects.

NOW THEREFORE, in consideration of the mutual agreements and covenants herein contained, the parties hereto agree as follows:

(1) The foregoing recitals are hereby incorporated herein and the words, terms and definitions, which are contained in the Lease, when used in this Amendment, shall have the same meaning as in the Lease, unless otherwise defined herein.
(2) Tenant's new lease term ("Lease Term") shall commence January 15, 1993 ("Commencement Date"), and expire January 14, 1998 ("Expiration Date").
(3) At the Commencement Date, Suite 119-C shall become Tenant's new Demised Premises ("Demised Premises"), consisting of 5,100+ rentable square feet, and Tenant's Proportion of the total area of the Buildings shall at that date become 3.56%.
(4) Tenant shall completely vacate Suite 118-C no later than seven (7) days after the Commencement Date. If, by seven days after the Commencement Date, Tenant fails to vacate Suite 118-C (and leave Suite 118-C in the condition required by Section 20 of the Lease), the retention of possession of Suite 118-C shall be deemed to be an unpermitted holdover and shall be governed by the provisions of Section 17 of the Lease.
(5) At the Commencement Date, Tenant's new Suite 119-C shall be renamed Suite 118-C ("New Suite 118-C") by Landlord.
(6) Base Rent for the New Suite 118-C on the Commencement Date shall be as follows:
        Year 1:  $10.15/SF = $51,765/Yr. = $4,314/Mo.
        Year 2:  $10.35/SF = $52,800/Yr. = $4,400/Mo.
        Year 3:  $10.56/SF = $53,856/Yr. = $4,488/Mo.
        Year 4:  $10.77/SF = $54,933/Yr. = $4,578/Mo.
        Year 5:  $10.99/SF = $56,032/Yr. = $4,669/Mo.
(7) Tenant's electricity charge shall be $1.57 per gross rentable square foot for normal operating hours in Year 1:
        Year 1: $1.57/SF = $8,007/Yr. = $667/Mo.

Tenants electricity rate per gross rentable square foot in Years 2 through 10 shall be equal to the sum of Building's Commonwealth Edison bills for the 12 months preceding Tenant's lease year, divided by Building's gross rentable area.

(8) Tenant shall have the options ("Renewal Option") to extend the Lease Term by five (5) years, from January 15, 1998, to and including January 14, 2003 (hereinafter referred to as the "Option Term") upon the following terms and conditions:

      (a) Tenant shall provide Landlord written notice exercising the Renewal Option at least six (6) months prior to the commencement of the Option Term; and,
      (b) Tenant is not in default under the Lease on the date that Tenant exercises the Renewal Option or on the Commencement Date of the Options Term; and,
      (c)  Tenant has not assigned or subleased any part of the Demised
           Premises.

(9) If the Renewal Option is exercised, Base Rent for the New Suite 118-C commencing January 15, 1998, shall be as follows:

       Year 6:$11.21/SF = $57,171/Yr. = $4,764/Mo.
       Year 7:$11.43/SF = $58,293/Yr. = $4,858/Mo.
       Year 8:$11.66/SF = $59,459/Yr. = $4,952/Mo.
       Year 9:$11.89/SF = $60,648/Yr. = $5,054/Mo.
       Year 10:      $12.13/SF = $61,861/Yr. = $5,155/Mo.


(10) Beginning in the thirty-seventh (37th) month after the Commencement Date, Tenant and Landlord shall each have the option to terminate the Lease effective at any time during the remaining Lease Term ("Termination Option"). Should either party desire to exercise the Termination Option, they shall provide the other party with written notice thereof. The written notice shall include a stated termination date ("Termination Date") at least six (6) months after the date of the notice. Should Tenant exercise the Termination Option, Tenant shall pay Landlord, on or before the Termination Date, Landlord's unamortized costs for the New Suite 118-C. Tenant's payment to the Landlord for unamortized costs shall be equal to the product of the number of whole months remaining between the Termination Date and the Lease Expiration Date, multiplied by $780.00.
(11) During the five-year Lease Term, Tenant shall have a right of first offer (the "First Offer Option") to lease space contiguous to the Demised Premises (herein called "Expansion Space") located on the first floor of Building C at St. Regis Office Center, on the following terms and conditions:
      (a) At such time as Landlord desires to offer for lease to a third party (other than a current tenant of such space or any other tenant that might have an expansion option, right of first offer superior to Tenant's First Offer Option) any Expansion Space, Landlord shall first give Tenant written notice of the location and size of the Expansion Space and the date on which the Expansion Space will be available for leasing to Tenant; and,
      (b) Tenant shall have the right, within fifteen (15) working days after Landlord gives such notice to tenant, to notify Landlord in writing that Tenant desires to lease (or does not desire to lease) the Expansion Space. A failure by Tenant to so respond within such 15-day period shall constitute a waiver by Tenant of such First Offer Option; and,
      (c) Base Rent for the Expansion Space shall be payable at the applicable rate provided for in Paragraph 6 above.

(12) If Tenant exercises the First Offer Option and satisfies the other terms and conditions set forth in Paragraph 11 above, Landlord agrees to pay Tenant, within ten (10) days after Tenant takes possession of the Expansion Space, an amount equal to the product of the number of rentable square feet of space in the Expansion Space, multiplied by Nine Dollars ($9.00).
(13) Should Tenant exercise the First Offer Option, Landlord shall change Tenant's Base Rent and Electricity Rate for the duration of the Lease Term and the Option Term in accordance with the rates outlined herein.
(14) Within one month after the Commencement Date, Tenant shall vacate the Storage Space. The Storage Agreement shall expire one month after the Commencement Date. If Tenant fails to vacate said Storage Space by the end of one month, it shall be deemed an unpermitted holdover and Tenant will pay a rental rate of $37.55 per day for each additional day the space is retained by Tenant.
(15) Should Tenant require storage space, Tenant shall notify Landlord in writing, which notice shall include an estimated useable square foot requirement, a description of the items intended for storage, and an estimated storage term. Landlord shall answer Tenant's written notice within ten (10) working days and include in such notice the storage rental rate and location of the storage space.
(16) Within ten (10) days of the Commencement Date, Landlord shall pay Tenant a cash allowance of $1,300.00, provided Tenant has vacated Suite 118-C and is not in default of the Lease.
(17) Landlord shall release Tenant from its obligation to pay past due rent payments in an amount equal to the product of $758.53 multiplied by the number of full months remaining between the Commencement Date and September 30, 1993.
(18) Landlord shall cause Tenant's New Suite 118-C to be built-out and remodeled at Landlord's sole expense in accordance with drawing attached hereto and made part hereof. Specifically, Landlord shall cause the following work to be performed at Landlord's sole expense:
        (a)  demolish approximately 30 lineal feet of existing wall; and
        (b) construct approximately 70 lineal feet of new wall; tape, sand and ready for paint; and,
        (c) install one (1) stainless steel kitchen sink, plus counter and cabinets, in conformity with the drawing attached hereto; and,
        (d) install three (3) new frames and doors; supply locks and keys in accordance with Tenant's requirements and Landlord's key specifications; and,
        (e) install fifty-five (55) duplex outlets, two (2) quadraplex outlets, thirty-six (36) telephone outlet locations and three (3) switches, all in accordance with drawing attached hereto; and,
        (f) paint the New Suite 118-C with Tenant's choice of building standard paid; and,
        (g) re-carpet entire the New Suite 118-C, with the exception of 636+ square feet designated as a work area, with Tenant's choice of building standard carpeting, and install new base board.

Tenant agrees that any changes to the remodeling specifications desired by Tenant after execution of this Third Amendment shall be subject to Landlord's written approval and costs for remodeling Suite 119-C outside the parameters agreed to herein shall be borne solely by Tenant.

(19) Landlord and Tenant acknowledge that Tenant engaged the following broker ("Broker") for this transaction:

        John J. Pikarski
        WALSH DUNSMORE
        9501 Devon
        Suite 701
        Rosemont, Illinois  60018

Landlord shall pay Broker a commission of $4,641 within ten (10) days of the date of full execution of this Third Amendment, and $4,642 within ten (10) days of the Commencement Date, provided Tenant is not in default under the Lease.

(20) Except as herein amended and modified, the Lease shall continue in full force and effect, subject to the terms and provisions hereof. This Amendment shall be binding upon and inure to the benefit of the Landlord, Tenant and their respective successors and permitted assigns. The persons purporting to execute this Amendment on behalf of Tenant warrant to Landlord that they have authority to do so, and that by their signature Tenant has duly executed and entered into this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Office Lease as of the day and year first above written.

LANDLORD: SOGA, INC. an Illinois corporation, the sole Beneficiary under a certain Trust Agreement dated September 1, 1977, with LASALLE NATIONAL TRUST N.A., as Trustee and known as Trust Number 53107.

By:  /s/ Philippe A. Hans
Philippe A. Hans, its Vice President


TENANT:         VASCO Corp., a Delaware corporation.


By:  /s/ T. Kendall Hunt
T.   Kendall Hunt, its President


Attest:  /s/ Forrest D. Laidley
its Secretary